Summary Prospectus Supplement dated June 21, 2019

The purpose of this supplement is to provide you with changes to the current Summary Prospectuses for Class A, C, R, Y, R5 and R6 shares of the Fund listed below:

Invesco Oppenheimer Fundamental Alternatives Fund

The following information replaces the table in its entirety appearing under the heading “Management of the Fund” in the summary prospectuses:

“Portfolio Managers	Title	Length of Service on the Fund
Michelle Elena Borré Massick	Portfolio Manager	2019 (predecessor fund 2011)
Tim Mulvihill	Portfolio Manager	2019”

O-FALT-SUMPRO SUP 062119